TOASTMASTER INC.
          1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

          TOASTMASTER INC., a corporation organized and existing under the laws of the State of Missouri (the "Company"), hereby formulates and adopts a non-statutory stock option plan for non-employee directors of the Company as follows:

1.   PURPOSE OF PLAN.

     The purpose of this 1997 Non-employee Directors Stock Option Plan (the "Plan") is to enable those persons who are members of the Board of Directors of the Company who are not employees of the Company (the "non-employee directors") to participate in the ownership of the Company, and to provide additional incentive for such non-employee directors to promote the success of its business through sharing in the future growth of such business.

2.   EFFECTIVE DATE OF PLAN.

     The provisions of this Plan shall become effective on the date the Plan is approved by the Board of Directors of the Company. The granting of an option under this Plan shall be deemed to occur immediately prior to the opening of trading with respect to the common stock of the Company ("Toastmaster Inc. Common Stock") on the third trading day immediately following the date this Plan is approved by the Board of Directors of the Company (the "granting date").

3.   ELIGIBILITY.

     Options to purchase shares of Toastmaster Inc. Common Stock shall be granted under this Plan only to the three non-employee directors of the Company serving as directors on the date this Plan is approved in accordance with Section 2.

4.   SHARES SUBJECT TO THE PLAN.

     Options granted under this Plan shall be granted solely with respect to shares of Toastmaster Inc. Common Stock. The Company shall grant to each non-employee director an option to purchase
5,000 shares of Toastmaster Inc. Common Stock. An option shall not be granted for a fractional share.

     The shares to be delivered upon exercise of the options granted under this Plan shall be made available from the authorized but unissued shares of Toastmaster Inc. Common Stock.

     If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, such option shall expire as to such shares.

5.   OPTION AGREEMENT.

     Each option granted under this Plan shall be evidenced by a stock option agreement which shall be signed by an officer of the Company and by the non-employee director to whom the option is granted (the "optionee"). The terms of said stock option agreement shall be in accordance with the provisions of this Plan. Each stock option agreement shall constitute a binding contract between the Company and the optionee, and every optionee, upon the execution of a stock option agreement, shall be bound by the terms and restrictions of this Plan and such stock option agreement.

6.   OPTION PRICE.

     The price at which shares of Toastmaster Inc. Common Stock may be purchased under an option granted pursuant to this Plan shall be the fair market value of such shares on the granting date. The fair market value of shares of Toastmaster Inc. Common Stock for purposes of this Plan shall be the mean of the high and low sales prices of Toastmaster Inc. Common Stock on the granting date. In no event shall the price be less than the par value of Toastmaster Inc. Common Stock.

7.   PERIOD AND EXERCISE OF OPTION.

          (a) Period--Subject to the provisions of Sections 8 and 9 hereof with respect to the death or termination of status of an optionee, the period during which each option granted under this Plan may be exercised shall expire five (5) years from the date on which the option is granted. In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be, subject to any applicable provisions of the Code or replaced with new options of comparable value (in accordance with Section 424(a) of the Code). In the event (i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding options hereunder, or (ii) of liquidation or dissolution of the Company, each optionee shall have the right, within a period commencing not more than 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, to exercise the optionee's outstanding options to the extent of all or any part of the aggregate number of shares subject to such option(s).

          (b) Exercise--Any option granted under this Plan may be exercised immediately by the optionee (or by the purchaser acting under Section 10 below) only by (i) delivering to the Company written notice of the number of shares with respect to which the optionee is exercising his or her option right, (ii) paying in full the option price of the purchased shares, and
(iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the optionee (or purchaser) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of this Plan and the terms and conditions of the respective stock option agreement, each option granted under this Plan shall be exercisable in whole or in part.

          (c) Payment for shares--Payment for shares of Toastmaster Inc. Common Stock purchased pursuant to an option granted under this Plan may be made either in cash or in other shares of Toastmaster Inc. Common Stock (such other shares of Toastmaster Inc. Common Stock shall be valued for this purpose at 100 percent of the fair market value (as defined in Section 6 hereof) of such shares on the date that payment of the option price is made).

          (d) Delivery of certificates--As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the optionee and shall be delivered to the optionee. No certificate for fractional shares of stock shall be issued by the Company, however, but in lieu thereof the Company shall distribute at such time to the optionee who otherwise would have been entitled to receive a fractional share an amount in cash equal to the value of said fractional share determined by multiplying the fraction by the mean of the high and low bid prices of Toastmaster Inc. Common Stock on the date on which the Company receives the notice and representation described in subsection (b). Neither any optionee, nor the legal representative, legatee or distributee of any optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued.

          (e) Limitations on exercise--Except as provided in Sections 8 and 9 hereof, no option granted under this Plan shall be exercised unless the optionee is at the time of such exercise a non-employee director.

8.   TERMINATION OF STATUS.

     If an optionee shall cease to be a non-employee director of the Company for any reason other than death, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable shall terminate unless it is exercised within thirty (30) days of the date on which such optionee ceases to be a non-employee director of the Company, and in any event no later than the expiration date of such option as specified in the respective stock option agreement. Nothing in this Plan or in any stock option agreement shall be construed as an obligation on the part of the Company or its stockholders to continue the status of such optionee as a non-employee director.

9.   DEATH OF OPTIONEE.

     In the event of the death of an optionee while he is a non-employee director of the Company (or within ninety (90) days of the date on which such optionee ceases to be a non-employee director) any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within a period of ninety (90) days following the death of the optionee (but in no event later than the expiration date of the option as specified in the respective stock option agreement).

10.  NONTRANSFERABILITY OF OPTIONS.

     Each option granted under this Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by said optionee.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, the number of shares of Toastmaster Inc. Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted. The option price for which shares of Toastmaster Inc. Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

12.  AMENDMENT AND TERMINATION OF PLAN.

     The Plan will expire on February 25, 2002 except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. A majority of the members of the Board of Directors who are not eligible to participate in the Plan may at any time before such date amend, modify or terminate the Plan. No amendment, modification or termination of this Plan may adversely affect the rights of any optionee under any then outstanding option granted hereunder without the consent of such optionee.

13.  GOVERNING LAW.

     This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Missouri.

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